Corporate Presentation January 2024 1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into the second half of 2026, the therapeutic potential of Acumen’s product candidate, ACU193, including against other antibodies, the anticipated timeline for initiating a Phase 2 clinical trial of ACU193 and a Phase 1 trial to support a subcutaneous dosing option of ACU 193, and the expected use of proceeds from a credit facility. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

Positive Phase 1 clinical trial results presented in 2H 2023 3 Advancing a Potential Best-In-Class Antibody Targeting Toxic Amyloid Beta Oligomers (AβOs) for Early Alzheimer’s Disease (AD) Large market in need of additional treatment options ACU193: monoclonal antibody (mAb) highly selective for toxic AβOs Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for ACU193 Expect to initiate Phase 2 (IV) and Phase 1 (subcutaneous) studies in 2024 $

Early AD Patient Population Represents Significant Market Opportunity 4 STAGES AND CHARACTERISTICS OF AD PROGRESSION Severe DementiaModerate DementiaMild Dementia Mild Cognitive Impairment (MCI) Preclinical AD ~5 Million1 ~2 Million1 Early Alzheimer’s Disease in the U.S. Acumen’s commercial priority Cognitive Decline Behavioral and Psychological Complications Functional Decline 1. 2021 Alzheimer's Association Uptake of first-generation, disease modifying, anti-amyloid beta treatment options is expected to increase, while significant unmet need and room for improvement will persist

AD, Amyloid & Abeta Oligomers

6 Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology

Amyloid Beta Oligomers (AβOs) are Widely Recognized as Highly Toxic Agents in AD Pathophysiology 7 1. Cleary et al., 2005; Townsend et al., 2006; Poling et al., 2008; Reed et al., 2011; Batista et al., 2018. 2. Ferreira, S. T., and Klein, W. L., 2011. 3. De Felice et al., 2008; Zempel et al., 2010; Ochalek et al., 2017. Impair synaptic function1 Contribute to impairment of memory and cognition2 Induce tau hyperphosphorylation3 Monomers Oligomers Protofibrils Fibrils Plaques Neurotoxic Soluble Amyloid Insoluble Amyloid Mature hippocampal neuron and toxic AβOs bound to dendritic spines Image Lacor et al., 2004.

8 AOs May Consist of 2 to >200 A PeptidesWhat is an Aβ Oligomer? ____________________ Source: Kelley et al. J Chem Physics 2008. Figure 1. AOs composed of 3 (a) and 18 (b) A peptides are depicted below. ____________________ Source: Relini et al. Biomolecules 2014. Figure 2. Atomic force microscopy images of representative steps of amyloid aggregation: (A) oligomers; (B) protofibrils; (C) mature fibrils. Scan size 1.0 µm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm. Quaternary structures of Aβ oligomers, protofibrils, and fibrils (a) (b)

ACU193: Potential Best-in-Class Immunotherapy for Early AD ACU193's High Selectivity for Toxic AβOs May Provide Meaningful Cognitive Efficacy and Improved Safety 9 Monomers Oligomers Protofibrils Fibrils Plaques Soluble Amyloid Insoluble Amyloid Humanized, affinity matured mAb developed to target toxic Aβ oligomers > 500-fold greater selectivity for AβOs over Aβ monomers > 85-fold greater selectivity for AβOs over Aβ fibrils IgG2 subclass mAb with reduced effector function ACU193 discovered in collaboration with Merck & Co. Acumen holds exclusive program rights with no future financial or other obligations due to Merck FDA Fast Track designation for the treatment of early Alzheimer’s disease FDA End of Phase 2 meeting in 4Q 2023 ACU193 IgG2 Rationally Designed for Improved Efficacy & Safety Large Pharma Discovery Encouraging FDA Interactions

ACU193: Value Proposition 10 The Alzheimer’s disease market is at a key inflection point with recent and expected approvals paving a new path for the treatment of AD … … and ACU193 is well-positioned to emerge as a potential treatment of choice. Market will likely remain consolidated with A therapies emerging as the primary treatment option over the next few years Stakeholders are encouraged about the advancements in the AD treatment landscape and are working together to enable broader patient access With potential clinical and safety benefits conferred by AO selectivity, ACU193 has the opportunity to be a treatment of choice in the broader early AD population

Positive INTERCEPT-AD Phase 1 Results for ACU193

12 Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg ACU193 or Placebo 2mg COHORT 2: 10 mg/kg ACU193 or Placebo 10mg COHORT 3: 25 mg/kg ACU193 or Placebo 25mg COHORT 4: 60 mg/kg ACU193 or Placebo 60mg COHORT 5: 10 mg/kg ACU193 or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg ACU193 or Placebo (Q4W) 60mg COHORT 7: 25 mg/kg ACU193 or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients

ACU193 drug specific capture (anti-ACU193 idiotype mAb) 13 Target Engagement Assessed by Measuring ACU193-AO Complex in CSF AO selective detection (anti-A mAb) Only drug/AO complex is measurable Novel assay configuration tailored to selectively detect ACU193-AβO complex in CSF as direct measure of target engagement ACU193-AO Complex MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of ACU193 with AβOs is Dose Proportional 14 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 ACU193 IV Infusion Dose C S F A C U 1 9 3 -A β O li g o m e r C o m p le x ( A U /m L ) a t V is it 8 ( D a y 2 1 ) *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences

Doses Approaching Maximal Target Engagement Support ACU193 AO Mechanism and Helped Guide Dose Selection for Next Study Phase 15 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.7 AU/mL Complex EC50: 136 ng/mL ACU193 *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 1 9 3 -A β O C o m p le x ( A U /m L ) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W ACU193-AO Complex Target Engagement TARGET ENGAGEMENT

Nearly All ACU193-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 16 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C e n ti lo id s 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C e n ti lo id s 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6% PLAQUE REDUCTION

ACU193 Highest Doses Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints 6% slowing of cognitive decline 8% slowing of cognitive decline -2% slowing of cognitive decline 22% slowing of cognitive decline 27% slowing of cognitive decline 23% slowing of cognitive decline 29% slowing of cognitive decline E ff ic a cy a ch ie v e d Mean reduction in amyloid plaque (centiloids)* Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs). *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. 17 PLAQUE REDUCTION

ACU193 Serum Exposure is Dose Proportional Without Accumulation 18 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days

ACU193 CSF Exposure is Dose and Dose-Regimen Proportional 19 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS

Importance of Key Fluid Biomarkers Associated with AD Pathology 20 Tau Pathology: pTau181 pTau217 Neuronal Injury: Total tau Synaptic Injury: Neurogranin VAMP2 Amyloid Pathology: A 42/40 Astrocytic Activation: GFAP • Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD1 • Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone2 • After just three administrations of ACU193, patients with early AD demonstrated improvements in biomarkers associated with AD pathology 1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimers Dis. 2018;62(3):1125-1140. A oligomer Amyloid plaque

Consistent Changes in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of ACU193 After Only Three Doses 21 CSF BIOMARKERS pTau181 NeurograninA 42/40 Ratio VAMP2 Tau pathologyAmyloid pathology Synaptic injury

Consistent Drug Effects Observed in Plasma Biomarkers in 60 mg/kg MAD Cohort After Dosing Completed, Biomarkers Rebounded, Supportive of ACU193 Drug Effect No trends observed for plasma Aβ 42/40 (drug interference testing pending); no consistent trends observed in 10 mg/kg Q4W or 25 mg/kg Q2W pTau181 0 50 100 150 -40 -20 0 20 40 Days after first dose P la s m a p T a u 2 1 7 (% c h a n g e f ro m b a s e li n e ) 60 mg/kg Q4W (n = 8) Q4W Placebo (n = 4) Dose Dose Dose Mean ± SEM0 50 100 150 -40 -20 0 20 40 Days after first dose P la s m a p T a u 2 1 7 (% c h a n g e f ro m b a s e li n e ) 60 mg/kg Q4W (n = 8) Q4W Placebo (n = 4) Dose Dose Dose Mean ± SEM Mean ± SEM pTau217GFAP PLASMA BIOMARKERS 22

ACU193 Demonstrates Potential for Best-in-Class Safety Compelling Overall Safety Profile, with Low Incidence of ARIA-E 23 SAFETY ✓ Limited incidence of ARIA-E • 10 mg/kg Q4W: 1 asymptomatic case • 25 mg/kg Q2W: 1 asymptomatic case • 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case ✓ No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study • Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes ✓ Broad therapeutic index with convenient monthly dosing • Safety profile may support attractive benefit/risk option for large portion of patients 5 0 Total ARIA-E cases, or ~10% Cases of ARIA-E in ApoE4 homozygotes N=6 0 Deaths, SAEs Related to Study Drug INTERCEPT-AD Phase 1 Safety Data

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for ACU193 to Offer Best-in-Class Efficacy and Safety 24 ✓ Compelling safety profile with low incidence of ARIA-E ✓ Absence of ARIA-E observed in ApoE4 homozygotes ✓ Broad therapeutic index with convenient monthly dosing ✓ First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ) ✓ Rapid, significant plaque reduction comparable to the current market front-runners at similar timepoints ✓ Movement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

ACU193: Preclinical Data

ACU193: Extensive Data Package Supporting Development ACU193 is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.  Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques  Binds broad range of endogenous Aβ, from dimers to high molecular weight AβOs  Brain penetration and biodistribution demonstrated in multiple species  Performs like other peripherally administered CNS mAbs  Dose-dependent effects in multiple in vitro neuroprotection assays  Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD  IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)  Nonclinical microhemorrhage studies show no increased risk of microhemorrhage  GLP studies demonstrated acceptable safety supporting clinical dosing plans including Ph 2/3 SELECTIVITY PHARMACOLOGY PK/PD SAFETY 26

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of ACU193 to AβOs is unchanged Binding of ACU193 to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM ACU193 Selectivity ACU193 Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM SELECTIVITY ACU193 is the First mAb Developed to Selectively Target AβOs ACU193 selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction’ 27

Comparison of Aβ species-mAb complex signals across SEC fractions SELECTIVITY ACU193 binds to oligomeric species of A that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab) ACU193 Binds to a Wide Range of Oligomeric Species of A 28

AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AOs species ____________________ Sources: E. Cline et al. CTAD 2019. ACU193 is Highly Selective for AβOs Versus Aβ Plaques 29 ACU193 staining in human AD brain slices ACU193 (red) binds non-Thioflavin S positive A (green) SELECTIVITY ACU193 has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue

PHARMACOLOGYSELECTIVITY After binding to neurons, AOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells. AβOs Bind to Neurons and are Toxic; Mouse Analogue of ACU193 Prevents Toxicity 30 ACU3B3 prevents AβO inhibition of hippocampal LTP ex vivo Control Aβ42 (50 nM) Aβ42 (50 nM) + ACU3B3 (100 pM) ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized ACU193 ACU3B3 prevents changes in aberrant neuronal activity thought to underlie memory loss in AD and prevents AO mediated disruption of calcium homeostasis in neuronal cultures

Murine parent version of ACU193 (ACU3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque Treatment of a Transgenic Mouse Model of AD Results in Behavioral Improvements 31 Deficits in younger (5-7 months) transgenic mice are markedly reduced with treatment PHARMACOLOGYSELECTIVITY Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment MWM swim speed abnormality (**p<0.02). Open field total distance measurement, APP-Veh vs. APP-3B3, *p=0.029.

ACU193 engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner; Ability to administer higher doses in patient clinical trials may provide increased target coverage PK/PD ACU193 Enters the CNS and Binds to AOs in Transgenic Mice in Dose Dependent Manner 32 PHARMACOLOGYSELECTIVITY

Clinical Development Plans & Strategic Considerations

Significant Milestones Achieved in 2023 ~$283M Cash, cash equivalents and marketable securities as of Sept 30, 2023 Up to $50M Debt financing secured from K2 HealthVentures in November 2023 34 MILESTONES STATUS/ EXPECTED TIMING Proof-of-mechanism topline results ✓ Biomarker results from Phase 1 study ✓ End of Phase 2 meeting with FDA ✓ Anticipated initiation of ALTITUDE-AD trial 1H 2024 Anticipated initiation of Phase 1 subcutaneous trial Mid-2024 We believe that Acumen has the expertise and resources to advance ACU193 into the second half of 2026

R a n d o m iz a ti o n 1 :1 :1 ACU193 35mg/kg Q4W (n ~180) ACU193 50mg/kg Q4W (n ~180) Placebo Q4W (n ~180) Primary Endpoint Change in iADRS1 at 18 months Secondary Endpoints1 CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers Open label extension Objective: To evaluate the clinical efficacy, safety and tolerability of ACU193 Patient population: Patients with early AD (MCI or mild dementia due to early AD) Potential interim expansion analyses ALTITUDE-AD Study Design 1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living 35

ACU193 Subcutaneous Formulation Under Development in Collaboration with Halozyme Potential to Broaden Patient Access and Increase Treatment Convenience • Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for ACU193 • Halozyme’s drug delivery technology, ENHANZE®, is commercially validated in seven approved therapies, with global collaborations covering more than 60 therapeutic targets • Current ACU193 potential target product profile inclusive of no more than single weekly injection Plan to initiate Phase 1 bioavailability study in mid-2024 comparing the pharmacokinetics of subcutaneous forms of ACU193 to the IV form 36

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development JANICE HITCHCOCK, PHD VP, Regulatory Affairs ROBERT DEAN, MD, PHD Sr. Development Advisor, Biomarkers and Analytical Methods JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL President & CEO LIEAN SCHENK VP, Head of CMC SIEW TIN GAN Head of Clinical Operations 37 DEREK MEISNER, JD Chief Legal Officer JULIE BOCKENSTETTE Executive Vice President, Head of HR

ACU193 IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued ACU193 patents • ACU193 Global IP estate: ✓ Issued patents in 19 countries ✓ Composition of matter patents and methods of use run into July 2031 ✓ Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for ACU193 as a novel biologic drug ✓ US provides 12 years market exclusivity for novel biologics ✓ Europe provides 10 years of market exclusivity for novel biologics 38

Summary 39 ✓ Significant and growing Alzheimer's population in need of additional treatment options ✓ ACU193 demonstrates high selectivity for toxic AβOs in AD patients ✓ Highly experienced clinical, regulatory and development leaders driving ACU193's development ✓ Positive Phase 1 data strengthen potential for ACU193 to offer best-in-class efficacy and safety Key Takeaways Next Steps Anticipate initiation of ALTITUDE-AD clinical study in 1H 2024 Two treatment arms versus placebo: 50 mg/kg Q4W and 35 mg/kg Q4W Anticipate initiation of Phase 1 subcutaneous clinical study in mid-2024

Appendix www.acumenpharm.com 40

Rapid, dose-related, statistically significant reduction of plaque load based on florbetapir PET present in 60 mg/kg Q4W and 25 mg/kg Q2W cohorts Means + SD. Means + SD. +p=0.01 from baseline to endpoint within cohorts 6 (60mg/kg Q4W) and 7 (25mg/kg Q2W); n=6 on placebo, and change observed in placebo cohort was not statistically significant Aβ PET: Mean Changes in Amyloid Plaque in SAD and MAD Cohorts 41 Single Dose Cohorts Multiple Dose Cohorts+ 0 20 40 60 80 0 50 100 150 PET Centiloids at Baseline and Endpoint MAD Timepoint (Days) C e n ti lo id s All MAD Cohorts Placebo (shown on Day 70) 25 mg/kg Q2W 60 mg/kg Q4W 10 mg/kg Q4W 0 10 20 30 40 50 0 50 100 150 PET Centiloids at Baseline and Endpoint SAD Timepoint (Days) C e n ti lo id s 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg Pooled Placebo PLAQUE REDUCTION

Significant Correlation Between Change in CSF Neurogranin and pTau181 42 p < 0.0001 • Neurogranin is a synaptic protein that has been shown to modulate glutamatergic neuronal activity and may be linked to enhancement in synaptic plasticity and cognitive function.1,2 • Researchers in the field, such as Agnello et al and others,3,4,5 have found correlations between CSF neurogranin and p-tau. • This suggests a biological link between these two biomarkers and provides further confidence in our biomarker observations with ACU193. 1. Xiang, Yang, et al. Neurogranin: A Potential Biomarker of Neurological and Mental Diseases. Front. Aging Neurosci. 2020 Volume 12 DOI: 10.3389/fnagi.2020.584743; 2. Saunder, Tyler, et al. Neurogranin in Alzheimer's disease and ageing: A human post-mortem study. Neurobiology of Disease 2023. DOI:10.1016/j.nbd.2023.10599. 3. Agnello L, et al. Neurogranin as a Reliable Biomarker for Synaptic Dysfunction in Alzheimer’s Disease. Diagnostics 2021, 11, 2339. DOI: 10.3390/diagnostics11122339; 4. Thorsell A, Bjerke M, Gobom J, et al. Neurogranin in cerebrospinal fluid as a marker of synaptic degeneration in Alzheimer's disease. Brain Res 2010;1362:13-22. DOI: 10.1016/j.brainres.2010.09.073; 5. Hellwig K, Kvartsberg H, Portelius E, et al. Neurogranin and YKL-40: independent markers of synaptic degeneration and neuroinflammation in Alzheimer's disease. Alzheimers Res Ther 2015;7:74. DOI: 10.1186/s13195-015-0161-y. CSF BIOMARKERS

43 r = -0.433 p = 0.011 r = 0.152 p = 0.357 r = 0.219 p = 0.181 Changes in CSF Neurogranin and pTau181 are More Closely Related to Target Engagement (Binding to A Oligomers) Than Plaque Reduction T a rg e t E n g a g e m e n t P la q u e R e d u ct io n r = -0.276 p = 0.115 • These data are consistent with the MOA and target engagement of ACU193 • Provide evidence beyond target engagement of downstream pharmacological effects of ACU193 CSF BIOMARKERS

Observed Apparent Drug Effect on CSF Biomarkers in the ApoE4 Homozygotes in Line With the Total Participant Population 44 All Participants Individual ApoE4 homozygotes (all patients for PBO) *A larger sample size is needed to know if ApoE4 carrier status has a quantitative effect on response. CSF BIOMARKERS

No Significant Drug Effect Observed on CSF Levels of Neuropentraxin 2 45 Additional study will be required to understand more about this relatively new biomarker CSF BIOMARKERS

Lecanemab Phase 2 Suggests Amyloid Plaque Reduction Alone is Insufficient to Optimize Alzheimer's Disease Slowing* 46 *Persistence Of BAN2401-Mediated Amyloid Reductions Post-treatment: A Preliminary Comparison of Amyloid Status Between the Core Phase of BAN2401-G000-201 and Baseline of the Open-Label Extension Phase in Subjects with Early Alzheimer’s Disease (1330); Chad J. Swanson, et al. Neurology Apr 2020, 94 (15 Supplement) 1330; *Presented at the American Academy of Neurology (AAN) conference in April 2020. • Lecanemab (BAN2401) Study 201 – Off treatment “gap” period prior to start of Open Label Extension (OLE) study confirmed cognitive outcomes (CDR-SB) worsened upon discontinuation of Lecanemab despite sustained reduced amyloid plaque (A PET SUVr). A PET measures amyloid plaque in the brain, but does not measure soluble A species, such as oligomers or protofibrils Change in CDR-SB: Study 201 Core Versus OLE Baseline Change in Amyloid PET SUVr: Study 201 Core Versus OLE Baseline Suggests soluble A aggregate species (e.g. protofibrils, oligomers) play a role in clinical decline Core Baseline 18m OLE Baseline Core Baseline 18m OLE Baseline Placebo 10 mg/kg monthly 10 mg/kg biweeklyTreatment On Treatment Off Treatment On Treatment Off Treatment W o rs e n in g Im p ro v in g

47 * IgG1 monoclonal antibodies that bind amyloid plaque are associated with high rates of ARIA-E. See e.g., Plotkin, Neurobiology of Disease, 2020. • There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates. 1 AAP: Accelerated approval solanezumab IgG1, Ph3 stop, A4, DIAN negative lecanemab IgG1 Ph3 positive 3Q22 Approved (AAP1) Jan-2023 Full approval Jul-2023 aducanumab* IgG1 Approved (AAP1), CMS CED commercial stop ACU193 IgG2, Ph1 positive 3Q23 bapineuzumab* IgG1, Ph3 stop gantenerumab* IgG1 Ph3 negative 4Q22 crenezumab IgG4, Ph3 stop, API negative Aβ oligomers donanemab* IgG1 Ph2 positive CRL 1Q23 (AAP1) Ph3 positive 2Q23 Aβ protofibrils ACU193 Targeting Relative to Late-Stage and Approved Anti-A/Plaque mAbs

(1) There have been no head-to-head trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates. (2) Goure et al. (2014). Targeting the proper amyloid-beta neuronal toxins: a path forward for Alzheimer’s disease immunotherapeutics. Alzheimer's Research & Therapy. 6:42. DOI: http://alzres.com/content/6/4/42. (3) Phase 3 discontinued for primary AD indication. (4) van Dyck, C. (2017). Anti-Amyloid-b Monoclonal Antibodies for Alzheimer’s Disease: Pitfalls and Promise. Biological Psychiatry. 83:4, 311-319. DOI: https://doi.org/10.1016/j.biopsych.2017.08.010. mAb epitope / isotype(4) A Target Selectivity(1)(2) Safety Profile Company Asset monomers plaque fibrils oligomers ARIA-E(4) Efficacy Profile ACU193 N-term, Confirmational IgG2 - - + +++++ Expected Low in Phase 2 TBD Eisai / Biogen LeqembiTM N-term, Confirmational IgG1 - +++ ++++ Protofibrils +++ Low Positive Ph2 and Ph3 CLARITY-AD Lilly donanemab N3pG IgG1 - +++++ +++ - High Positive Ph2 and Ph.3 TRAILBLAZER Biogen AduhelmTM N-term IgG1 - +++++ ++ Protofibrils ++ High Ph3 Emerge Positive, Engage Negative Roche gantenerumab(3) N-term + Mid domain IgG1 - +++++ +++ ++ High Ph3 Negative Lilly solanezumab(3) Mid domain / IgG1 +++++ - - - None Ph3 Negative, trends; A4 negative Roche / Genentech crenezumab(3) Mid domain / IgG4 ++++ - ++ +++ None Ph3 Negative, no trends Pfizer / Janssen bapineuzumab(3) N-term IgG1 ++ +++ ++ ++ High Ph3 Negative Comparative Profiles of Recent and Current Anti-A Antibodies in Development 48

Measured Outcome** solanezumab EXPEDITION 3 (Phase 3) aducanumab EMERGE (Phase 3) aducanumab ENGAGE (Phase 3) lecanemab Clarity-AD (Phase 3)+ donanemab TRAILBLAZER-2 (Phase 3)++ (Intermediate & High Tau) donanemab TRAILBLAZER-2 (Phase 3)++ (Intermediate Tau) ADAS-cog -11% -27% -12% -26% -20% -32% ADCS-ADL -15% -40% -18% -37% -28% -40% CDR-SB -15% -23% 2% -27% -29% -36% MMSE -13% -15% 3% N.A. N.A. N.A. iADRS -11% N.A. N.A. N.A. -22% -35% Efficacy Results From Recent Phase 3 Anti-Amyloid mAb AD Studies Percent Slowing of Cognitive/Functional Decline* Note: ENGAGE Post-Protocol Version 4 – at least 14 doses of 10 mg/kg, High Dose cohort achieved 27% improvement on CDR-SB compared to placebo * Percent Slowing = P[1- [(endpoint score-baseline score)active/(endpoint score-baseline score)placebo]]*100%*(-1) ** ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living CDR-SB: Clinical Dementia Rating – Sum of Boxes MMSE: Mini-Mental State Examination iADRS: Integrated Alzheimer's Disease Rating Scale "We're looking for a biological foothold against Alzheimer's that we can build on. And so, these effects are small, but I think they are meaningful, and I hope they're the beginning of a process that we can add to.” - Stephen Salloway, MD of Brown University++ ____________________ + Source: Eisai/Biogen press release September 28, 2022. ++ Source: Eli Lilly press release May 3, 2023. ++Source: Wall Street Journal, Biogen Details Case for Controversial Alzheimer's Drug, published December 5, 2019. See e.g., Plotkin, Neurobiology of Disease, 2020. There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.49

TARGETING AB MONOMERS solanezumab EXPEDITION 3 (Phase 3) aducanumab EMERGE (Phase 3) aducanumab ENGAGE (Phase 3) donanemab (Phase 2) donanemab (Phase 3)++ (Intermediate & High Tau) lecanemab (Phase 2) lecanemab (Phase 3)+ PC Treated PC Low High PC Low High PC Treated PC Treated PC High PC Treated ARIA-E 0.2% 0.1% 2.2% 26.1% 34.4% 3.0% 25.6% 35.7% 0.8% 27.5% 24% 0.8% 9.9% 1.7% 12.6% Symptomatic 6% 3% ApoE ε4 carriers 1.9% 29.8% 42.5% 2.4% 28.7% 41.8% 3.6% 44.0% 1.2% 14.6% 2.3% 15.8% ApoE ε4 non- carriers 2.9% 18.1% 17.9% 4.3% 17.5% 27.7% 0.0% 8.0% 0.3% 5.4% Any ARIA E or H 10.3% 32.8% 41.2% 9.8% 30.7% 40.3% 8.0% 38.9% 31% 9.5% 21.5% Safety Results From Recent Anti-Amyloid mAb AD Studies 50 * PC = Placebo, Low = Low Dose; High = High Dose Shows the absence of ARIA after treatment with antibodies targeting Aβ monomers (solanezumab) in comparison to the increasing presence of ARIA after treatment at increasing dose levels with antibodies targeting amyloid plaques (aducanumab, BAN2401, and donanemab), indicate that ARIA results from the removal of amyloid plaques around blood vessels and likely does not result from treatment with antibodies that target other species of Aβ, i.e. Aβ monomers and AβOs. Percent of ARIA Events for Anti-Aβ/plaque mAbs* ARIA-E represents a dose limiting adverse effect for mAbs with amyloid plaque binding; We believe antibodies that exhibit lower ARIA-E should be safer and more feasible to administer, possibly at higher doses There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates. + Source: Eisai/Biogen press release September 28, 2022. ++ Source: Eli Lilly press release May 3, 2023. 50 TARGETING PROTOFIBRILS TARGETING AMYLOID PLAQUES